Columbia Acorn Trust

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn USA

Columbia Acorn Select

Columbia Acorn International Select

Columbia Thermostat Fund

(each a “Fund”)

Supplement dated January 22, 2007 to the
Prospectuses dated May 1, 2006

Effective immediately, the following changes are made to the prospectuses:

1.  The following section is added after the section entitled “PRINCIPAL INVESTMENT RISKS”:

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

The Fund posts its complete portfolio holdings at www.columbiafunds.com, as of month-end approximately 30-40 calendar days after such month-end.  Additionally, the Fund discloses its top 15 month-end portfolio holdings at www.columbiafunds.com, on or about 15 calendar days following such month-end.

Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

2.              The third paragraph of the back cover is deleted in its entirety.

INT-47/116560-0107

Columbia Acorn Trust

Columbia Acorn Fund

Columbia Acorn International

Columbia Acorn USA

Columbia Acorn Select

Columbia Acorn International Select

Columbia Thermostat Fund

The Funds listed above are each a “Fund” and collectively, the “Funds,” and Columbia Wanger Asset Management, L.P., the Funds’ investment adviser and administrator, is “Columbia WAM.”  Columbia WAM is a subsidiary of Columbia Management Group, LLC (“Columbia Management”).

SUPPLEMENT DATED JANUARY 22, 2007 TO THE FUNDS’

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

Effective immediately, the following changes are made to the statement of additional information:

1.  The section entitled “DISCLOSURE OF PORTFOLIO INFORMATION,” beginning on page 60 is deleted and replaced in its entirety as follows:

DISCLOSURE OF FUND INFORMATION

The Trustees of Columbia Acorn Trust have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and trading strategies by the Funds, Columbia WAM, Columbia Management and their affiliates (the “Policies”).  The Policies are designed to prevent any disclosure of confidential Fund portfolio holdings information that could harm the Funds and their shareholders.  The Policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to public disclosure which is: (1) the business day next following the posting of such information on Columbia Management’s website at www.columbiafunds.com; or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information.  As described below, the Policies provide for certain limited exceptions that allow for disclosure of Fund portfolio holdings information in advance of public dissemination only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.  The Policies prohibit Columbia Management, Columbia WAM and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information or trading strategies in violation of the Policies or from entering into any agreement to disclose portfolio information in exchange for any form of consideration.  The Policies incorporate and adopt the supervisory controls and recordkeeping requirements established in Columbia WAM’s Policies.  Columbia WAM has also adopted policies and procedures to monitor for compliance with the Policies.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on Columbia Management’s website at www.columbiafunds.com.  Full portfolio holdings information as of a month-end is posted monthly approximately 30-40 calendar days after such month-end.  In addition, the Funds’

top 15 month-end portfolio holdings and the number of shares held or percentage of Fund assets represented by those shares are made publicly available at www.columbiafunds.com on or about 15 calendar days following such month-end.  The scope of the information pursuant to the Policies relating to each Fund’s portfolio that is made available on Columbia Management’s website may change from time to time without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter either on Form N-CSR (with respect to each annual period and semiannual period) or Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year).  Shareholders may obtain the Funds’ Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on Columbia Management’s website.  In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C.  You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

A Fund, Columbia Management, Columbia WAM or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties.  In addition, certain advisory clients of Columbia WAM that follow a strategy similar to that of a Fund have access to their own custodial account’s portfolio holdings information before such Fund posts its holdings to Columbia Management’s website.  It is possible that when clients observe transactions in their own accounts, they may infer transactions of the Funds prior to public disclosure of Fund transactions.

Other Disclosures

Pursuant to the Policies, the Funds may selectively disclose their portfolio holdings information in advance of public disclosure on a confidential basis to various Fund service providers that require such information for the legitimate business purpose of assisting the Funds with day-to-day business affairs.  Neither the Funds nor Columbia Management, Columbia WAM and their affiliates receive compensation or consideration from the service providers for the portfolio holdings information.  In addition to Columbia Management, Columbia WAM and their affiliates, these service providers are listed below:

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE
Wilshire Associates	Supports performance analysis software.	Daily

Plexus	Provides best execution data.	Quarterly

State Street Bank and Trust Company	Funds’ custodian; receives trade files containing information for the Funds.	Daily

Sikich ICS	Host of the Funds’ trustee website.	Monthly

GIS Ltd. (MFACT)	Provides support for Columbia WAM’s accounting systems.	Information sent on an “as needed basis,” which is generally less than twice per year

Macgregor	Provides support for Columbia WAM’s trading system.	1 – 2 times per year

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE
Data Communique

Automates marketing materials and populates data in fact sheet templates. Fact sheets will be distributed to investment professionals and clients only after the information is deemed public under the Policies.

Monthly/ Quarterly

Factset Data Systems, Inc.	Provides quantitative analytics, charting and fundamental data to investment, marketing, performance and distribution personnel.	Daily

Merrill Corporation	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

Bowne & Co., Inc.	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	Quarterly

Institutional Shareholder Services, Inc. (“ISS”)	Proxy service provider to the Funds. Holdings are only redistributed by ISS through voting the shares held and within the Funds’ N-PX filings.	Daily

Bell, Boyd & Lloyd LLP	Legal counsel to the Funds and the independent trustees.	As needed

Pricewater-houseCoopers	Funds’ independent registered public accounting firm, providing audit services, tax return review services, and assistance and consultation in connection with the review of various SEC filings.	As needed

Pursuant to agreements in such form as the Chief Compliance Officer (“CCO”) may require, these service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds have authorized Columbia WAM’s President (and his designated subordinates) to make appropriate disclosures of the Funds’ holdings to certain Columbia Management affiliates, to provide the Funds’ custodian, subcustodians and pricing service with daily trade information and to disclose necessary portfolio information to the Funds’ proxy service. The Funds have also authorized Columbia WAM’s President and Chief Operating Officer (and their designated subordinates) to disclose portfolio information to independent auditors in connection with audit procedures.  In addition, the Funds have authorized Columbia Management Advisors, LLC (“CMA”) and Columbia WAM’s President (and his designated subordinates) to disclose necessary information to printing firms engaged by CMA to prepare periodic reports to Fund shareholders.

Columbia WAM uses a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds.  These broker-dealers become aware of the Funds’ intentions, transactions and positions, in performing their functions.  Further, the Funds’ ability to identify and execute transactions in securities is dependent, in part, on information provided to Columbia WAM by broker-dealers who are market makers in certain securities or otherwise have the ability to assist the Funds in executing their orders.  To facilitate that process, the Trustees have authorized Columbia WAM’s President and Managing Director of Trading (and their designated subordinates) to disclose portfolio information or anticipated transactions to broker-dealers who may execute Fund transactions.  This disclosure is limited to that information necessary to effect the Funds’ securities transactions and assist Columbia WAM in seeking to obtain best execution.

The CCO is responsible for implementation of the Policies.  The CCO is required to report to the Trustees any violations of the Policies that come to his attention and may approve non-public disclosures of a Fund’s portfolio holdings; provided that, such disclosure is consistent with the Policies and that such approvals are reported to the Trustees.

2.  The following language is added to the section entitled “PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES,” beginning on page 69:

Privileges of Insurance Company Separate Accounts.  Class A shares of the Funds may be sold to insurance company separate accounts without the imposition of a front-end sales charge provided that the following conditions are met:

1.               The sponsoring insurance company makes shares of a Fund available to its contract owner/investors without the imposition of a sales charge;

2.               The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust’s service providers and not by a Fund; and

3.               The insurance company separate account is structured as a pool of IRA accounts managed by the sponsoring insurance company.

INT-50/116455-0207